Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2026 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (94.53%)(a)

Private Investment Funds (71.13%)
Affinius U.S. Government Building Fund	N/A	$36,173,979
Ares Real Estate Enhanced Income Fund, L.P.	N/A	99,664,503
Article Student Living Income and Growth L.P.	85,518	98,043,451
BGO Diversified US Property Fund, L.P.	4,354	10,933,219
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	28,408,420
CBRE U.S. Core Partners, L.P.	22,977,580	34,209,701
CBRE U.S. Credit Partners, L.P.	118,171	110,788,287
CBRE U.S. Logistics Partners, L.P.	207,033,246	243,914,551
Clarion Gables Multifamily Trust, L.P.	38,884	57,551,813
Clarion Lion Industrial Trust, L.P.	16,792	63,797,060
Clarion Lion Properties Fund, L.P.	55,673	84,827,053
Cortland Growth and Income Fund, L.P.	200,508	212,713,378
CrossHarbor Strategic Debt Fund, L.P.	N/A	15,401,982
Dream U.S. Industrial Fund, L.P.	71,009	119,954,591
Heitman America Real Estate Trust, L.P.	10,589	13,262,811
Heitman Core Real Estate Debt Income Trust	37,982	16,881,745
Manulife U.S. Real Estate Fund, L.P.	39,676	54,324,290
Morgan Stanley Prime Property Fund	7,381	140,072,350
Oaktree Real Estate Income Fund, L.P.	N/A	115,836,158
PRISA, L.P.	5,881	12,825,399
Prologis Targeted U.S. Logistics Fund, L.P.	36,855	107,690,332
Realty Income U.S. Core Plus Fund, L.P.	121,640	142,902,203
Sagard U.S. Property Fund	N/A	25,391,676
Sentinel Real Estate Fund, L.P.	129	13,475,114
Stockbridge Smart Markets Fund, L.P.	4,860	8,410,188
TA Realty Core Property Fund, L.P.	2,752	3,515,856
TA Realty Logistics Fund, L.P.	124,737	131,184,194
Third Point Private CRE Credit Fund L.P.	113,735	111,225,587
UBS Trumbull Property Fund	1,023	9,107,475
Ventas Life Science and Healthcare Real Estate Fund	158,318	172,203,722
TOTAL PRIVATE INVESTMENT FUNDS (Cost $2,078,518,281)		2,294,691,088

Publicly Traded Securities (23.40%)
Agree Realty Corp.	315,810	23,919,449
American Healthcare REIT, Inc.	281,320	14,670,838
American Homes 4 Rent, Class A	924,070	30,974,826
Americold Realty Trust, Inc.	227,720	3,579,758
Brixmor Property Group, Inc.	1,024,300	32,296,179
BXP, Inc.	140,410	9,310,587
Camden Property Trust	245,410	28,096,991
Cousins Properties, Inc.	503,863	15,105,813
EPR Properties	86,610	5,024,246
Equity LifeStyle Properties, Inc.	264,680	17,058,626
Equity Residential	222,720	15,129,370
Essex Property Trust, Inc.	48,060	14,013,815
Extra Space Storage, Inc.	286,510	41,629,903
First Industrial Realty Trust, Inc.	208,950	12,810,724
Gaming and Leisure Properties, Inc.	63,350	2,820,976
Healthcare Realty Trust, Inc.	677,181	13,658,741
Host Hotels & Resorts, Inc.	802,070	19,017,080

Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2026 (Unaudited)

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Invitation Homes, Inc.	2,608,707	$78,809,038
Iron Mountain, Inc.	265,539	33,540,231
Kimco Realty Corp.	1,242,255	31,491,164
Kite Realty Group Trust	768,330	21,805,205
Lineage, Inc.	363,006	15,700,010
Macerich Co.	609,640	15,356,832
Omega Healthcare Investors, Inc.	357,078	17,025,479
Public Storage	143,980	45,830,274
Realty Income Corp.	508,760	31,522,770
Simon Property Group, Inc.	169,000	37,796,850
UDR, Inc.	754,130	30,104,870
Ventas, Inc.	581,300	51,619,440
VICI Properties, Inc.	1,699,715	45,127,433
TOTAL PUBLICLY TRADED SECURITIES (Cost $561,245,865)		754,847,518

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,639,764,146)		3,049,538,606

	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.17%)
ACORE 2026-FL1 Issuer LLC(b)(c)	1M SOFR + 2.75%	6.39%	11/20/30	$2,000,000	1,990,213
ACREC 2026-FL4 LLC(b)(c)	1M SOFR + 1.45%	5.09%	02/18/30	15,000,000	14,996,955
ACRES Commercial Realty 2026-FL4 Issuer LLC(b)(c)	1M SOFR + 2.85%	6.49%	08/18/44	4,000,000	3,992,288
AREIT 2025-CRE11(b)(c)	1M SOFR + 1.55%	5.19%	07/25/43	20,000,000	20,043,514
AREIT 2025-CRE11(b)(c)	1M SOFR + 2.75%	6.39%	07/25/43	2,500,000	2,500,252
BBCMS Mortgage Trust 2025-5C37(b)(d)		4.50%	09/15/58	1,689,250	1,465,157
BMO 2025-5C12 Mortgage Trust(b)(d)		4.50%	10/15/58	2,802,800	2,405,898
BRSP 2026-FL3, Ltd.(b)(c)	1M SOFR + 2.85%	6.49%	08/19/43	5,000,000	4,976,609
BSPDF 2026-FL3 Issuer LLC(b)(c)	1M SOFR + 2.75%	6.39%	09/18/31	1,000,000	990,747
BSPRT 2025-FL12 Issuer LLC(b)(c)	1M SOFR + 2.70%	6.33%	01/17/43	1,500,000	1,497,986
COMM 2015-PC1 Mortgage Trust(e)		4.52%	07/10/50	3,422,998	3,310,398
FS Rialto 2026-FL11 Issuer LLC(b)(c)	1M SOFR + 2.65%	6.29%	01/19/44	8,000,000	7,991,158
GS Mortgage Securities Trust 2015-GS1(e)		4.24%	11/10/48	2,737,348	2,572,556
LoanCore 2025-CRE8 Issuer LLC(b)(c)	1M SOFR + 1.39%	5.02%	11/01/29	1,700,000	1,699,184
LoanCore 2025-CRE9 Issuer LLC(b)(c)	1M SOFR + 2.65%	6.29%	08/18/42	2,000,000	1,996,351
MF1 2025-FL19 LLC(b)(c)	1M SOFR + 1.49%	5.13%	04/18/30	25,000,000	25,043,080
MF1 2026-FL21 LLC(b)(c)	1M SOFR + 1.35%	4.99%	02/18/41	29,250,000	29,276,015
PFP 2025-12, Ltd.(b)(c)	1M SOFR + 1.49%	5.13%	06/18/30	16,000,000	16,041,251
PFP 2026-13, Ltd.(b)(c)	1M SOFR + 1.50%	5.14%	08/18/43	10,000,000	10,012,597
RFM Re-Remic Trust 2024-FRR2(b)(e)		1.86%	01/30/31	15,292,000	11,894,722
STWD 2025-FL4 LLC(b)(c)	1M SOFR + 2.65%	6.29%	11/19/42	2,000,000	1,992,534

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $166,749,452)					166,689,465

Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2026 (Unaudited)

Description				Shares	Value (Note 2)
COMMON STOCKS (2.54%)(f)

Churchill Downs, Inc.				499,482	$44,773,566
Core Scientific, Inc.				619,999	15,865,774
Hilton Worldwide Holdings, Inc.				16,100	5,320,406
Hyatt Hotels Corp., Class A				30,000	5,815,200
Marriott International, Inc., Class A				14,300	5,299,437
Wyndham Hotels & Resorts, Inc.				58,850	4,955,759

TOTAL COMMON STOCKS (Cost $78,894,131)					82,030,142

Description			Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (0.27%)(f)

American Homes 4 Rent, Series G			5.88%	40,284	906,390
American Homes 4 Rent, Series H			6.25%	181,301	4,217,061
Hudson Pacific Properties, Inc., Series C			4.75%	9,210	128,019
Regency Centers Corp., Series A			6.25%	103,013	2,328,094
Saul Centers, Inc., Series E			6.00%	45,749	984,061

TOTAL PREFERRED STOCKS (Cost $8,776,787)					8,563,625

Description				Shares	Value (Note 2)
CLOSED-END FUND (0.05%)

Bluerock Private Real Estate Fund				124,596	1,620,994

TOTAL CLOSED-END FUND (Cost $1,843,460)					1,620,994

	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (0.10%)(g)

Yucca Growth Infrastructure, LLC, First Lien Delayed Draw Term Loan(c)(h)(i)	1M SOFR + 3.00%	6.75%	09/18/26	$568,954	563,492
Yucca Growth Infrastructure, LLC, First Lien Term Loan(c)(h)	1M SOFR + 3.00%	6.71%	09/18/26	2,612,475	2,587,395

TOTAL BANK LOANS (Cost $3,150,569)					3,150,887

Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2026 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.45%)
MSILF Treasury Portfolio (Institutional Class)	3.51%	14,668,241	$14,668,241

TOTAL SHORT TERM INVESTMENT (Cost $14,668,241)			14,668,241

TOTAL INVESTMENTS (103.11%) (Cost $2,913,846,786)			3,326,261,960

Liabilities in Excess of Other Assets (-3.11%)			(100,289,538)

NET ASSETS (100.00%)			$3,225,972,422

Reference Rates:

1M SOFR - 1 Month SOFR as of June 30, 2026 was 3.65%

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit.
(b)

Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2026, the aggregate market value of such securities was $160,806,511, representing 4.98% of net assets.

(c)	Floating rate security; the reference rate is described above. The rate in effect as of June 30, 2026 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(d)	Fixed rate security.
(e)

Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

(f)	These securities have no contractual maturity date.
(g)

“Bank Loans” are senior secured loans made to companies whose debt is below investment grade, as well as investments with similar economic characteristics. Bank Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. Bank Loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “S”) or an alternate base rate (which can include but is not limited to the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting date. Bank Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Bank Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(h)	Security was valued using unobservable inputs and is classified as Level 3 in the Fund’s fair value hierarchy (see Note 2).
(i)

A portion of this security was not funded as of June 30, 2026. The Schedule of Investments records only the funded portion of each position. As of June 30, 2026, the Fund has unfunded delayed draw loans in the amount of $17,023,019. Fair value of these unfunded delayed draws was $16,859,598. Additional information is provided in Note 3. General Commitments and Contingencies.

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

LLC - Limited Liability Company

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”). The investment objective of the Fund is to generate a total return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective through a multi-strategy approach, investing across both private and public real estate-related markets.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016, and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Fund’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Investment Funds – The Fund’s allocation to private investment funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes (“Private Investment Funds”). The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC Topic 820 - Fair Value Measurement and Disclosures (“ASC 820”) allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. Certain of the Private Equity Funds may provide the Adviser with a daily valuation and in such instances the Index is not applied. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – In accordance with ASC 820, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2026:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$—	$—	$—	$2,294,691,088
Publicly Traded Securities	754,847,518	—	—	754,847,518
Commercial Mortgage-Backed Securities	—	166,689,465	—	166,689,465
Common Stocks	82,030,142	—	—	82,030,142
Short Term Investment	14,668,241	—	—	14,668,241
Preferred Stocks	8,563,625	—	—	8,563,625
Bank Loans	—	—	3,150,887	3,150,887
Closed-End Fund	1,620,994	—	—	1,620,994
Unfunded Loan Commitments	—	—	1,242	1,242

Total	$861,730,520	$166,689,465	$3,152,129	$3,326,263,202

(a)

In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The changes in fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Unfunded Loan Commitments	Total
Balance as of December 31, 2025	$—	$—	$—
Accrued discount/premium	116,985	—	116,985
Return of Capital	—	—	—
Realized Gain/(Loss)	196,810	—	196,810
Change in Unrealized Appreciation/(Depreciation)	318	1,242	1,560
Purchases	22,632,327	—	22,632,327
Sales Proceeds	(19,795,553)	—	(19,795,553)
Transfer into Level 3(a)	—	—	—
Transfer out of Level 3(a)	—	—	—

Balance as of June 30, 2026	$3,150,887	$1,242	$3,152,129

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2026	$318	$1,242	$1,560

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$3,150,887	Discounted Cash Flow	Discount Rate	11.28%	11.28%	11.28%
Unfunded Loan Commitments	1,242	Discounted Cash Flow	Discount Rate	11.28%	11.28%	11.28%

Total	$3,152,129

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of June 30, 2026. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly lower than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. The Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. When a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely, decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund may use the market comparable technique. The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Absent a material change to the applicable investment, new investments not valued by an independent pricing service are held at purchase price until the investment has been held by the Fund for a full quarter.

The carrying and fair value of the Fund’s debt obligation as of June 30, 2026, which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $147,500,000.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund is an unfunded commitment (“Unfunded Commitment”). Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of June 30, 2026, the Fund had total Unfunded Commitments in the amount of $0.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (“agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended June 30, 2026, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2026, the Fund had $16,859,598 at fair value in unfunded loan commitments.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2026 returns.

Segment Reporting – The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund’s President or designee acts as the Fund’s CODM and is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements. The Fund’s adoption of this guidance did not have a material impact on the Fund’s financial position, results of operations or cash flows.

Income Taxes – In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its financial statements.

Income Statement - Reporting Comprehensive Income – In November 2024, the FASB issued ASU No. 2024-03, “Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures” (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund does not expect the adoption of ASU 2024-03 to have a material impact on its year-end financial statements.

3. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve commitments to, executions, settlement and financing of, various transactions resulting in receivables from, and payables to, brokers, dealers and other counterparties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

As of June 30, 2026, the Fund had Unfunded Commitments outstanding, as detailed below:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2026
$36,173,979	Affinius U.S. Government Building Fund	Quarterly	60	$0
99,664,503	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
98,043,451	Article Student Living Income and Growth L.P.	Quarterly	N/A*	0
10,933,219	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
28,408,420	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	N/A*	0
34,209,701	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
110,788,287	CBRE U.S. Credit Partners, L.P.	Quarterly	N/A*	0
243,914,551	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
57,551,813	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
63,797,060	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
84,827,053	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
212,713,378	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
15,401,982	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
119,954,591	Dream U.S. Industrial Fund, L.P.	Quarterly	90	0
13,262,811	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
16,881,745	Heitman Core Real Estate Debt Income Trust	Quarterly	N/A*	0
54,324,290	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
140,072,350	Morgan Stanley Prime Property Fund	Quarterly	90	0
115,836,158	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
12,825,399	PRISA, L.P.	Quarterly	90	0
107,690,332	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
142,902,203	Realty Income U.S. Core Plus Fund, L.P.	Quarterly	90	0
25,391,676	Sagard U.S. Property Fund	Quarterly	90	0
13,475,114	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
8,410,188	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
3,515,856	TA Realty Core Property Fund, L.P.	Quarterly	45	0
131,184,194	TA Realty Logistics Fund, L.P.	Quarterly	45	0
111,225,587	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
9,107,475	UBS Trumbull Property Fund	Quarterly	60	0
172,203,722	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	0

$2,294,691,088				$0

*	The Private Investment Fund has notified limited partners of its intent to liquidate, though the timing remains unknown.
**	Written notice required for redemption, no minimum timeline required.

Additionally, from time to time, the Adviser or its affiliates may commit to an investment on behalf of the funds they manage, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

Apollo Diversified Real Estate Fund	Notes to Financial Statements

June 30, 2026 (Unaudited)

As of June 30, 2026, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Yucca Growth Infrastructure, LLC, First Lien Delayed Draw Term Loan	$17,591,973	$568,954	$17,023,019

Total	$17,591,973	$568,954	$17,023,019

(a)

The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that they intend to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended June 30, 2026, the Fund recorded a net change in unrealized appreciation on unfunded loan commitments totaling $1,242.